UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2017 (November 6, 2017)

Phibro Animal Health Corporation

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(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware _________	01-36410 __________	13-1840497 __________
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

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(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

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(Registrant’s telephone number, including area code)

Not Applicable

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 6, 2017, Phibro Animal Health Corporation (the “Corporation”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 18,226,227 shares of Class A common stock of the Corporation and 20,626,836 shares of Class B common stock of the Corporation, which together represent 99.52% of the voting power of all shares of common stock of the Corporation as of September 7, 2017, the record date for the Meeting, and constituting a quorum for the transaction of business at the Meeting.

The stockholders of the Corporation voted on the following items at the Meeting:

1.	To elect three Class I Directors to serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

For more information about the foregoing proposals, see the Corporation’s 2017 Proxy Statement.

Holders of the shares of Class A common stock are entitled to one vote per share and holders of the shares of Class B common stock are entitled to ten votes per share. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Meeting.

The voting results for each of these proposals are detailed below.

1.	Election of Class I Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Daniel M. Bendheim	216,335,517	7,375,194	783,876
Sam Gejdenson	211,721,514	11,989,197	783,876

Based on the votes set forth above, each director nominee was duly elected to serve until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2.	Ratification of the Selection of PwC as Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstained
222,710,700	1,783,482	405

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the selection of PwC as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION Registrant

Date: November 7, 2017

	By:	/s/ Thomas G. Dagger
	Name: Title:	Thomas G. Dagger Senior Vice President, General Counsel and Corporate Secretary